Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, Patrick O. Rogers, the Chief Executive Officer and Larry Goldman, the Chief Financial Officer and Treasurer of WINWIN GAMING, INC. (the "Company"), DO HEREBY CERTIFY that:

      1. The Company's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2005 (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

      IN WITNESS WHEREOF, each of the undersigned has executed this statement this 2nd day of May 2005.


                                    /s/ Patrick O. Rogers
                                    ---------------------------
                                    Patrick O. Rogers
                                    Chief Executive Officer
                                    (Principal Executive Officer)

                                    /s/ Larry Goldman
                                    ---------------------------
                                    Larry Goldman
                                    Chief Financial Officer and Treasurer

A signed original of this written statement required by Section 906 has been provided to WinWin Gaming, Inc. and will be retained by WinWin Gaming, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.